PROSPECTUS & APPLICATION
FRANKLIN NEW YORK
TAX-FREE TRUST
MAY 1, 1998
INVESTMENT STRATEGY:
TAX-FREE INCOME
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated May 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

An investment in the Money Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable $1 share price.

The Money Fund may invest a significant percentage of its assets in the securities of a single issuer. Thus, an investment in the Money Fund may involve more risk than an investment in other types of money market funds.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN NEW YORK TAX-FREE TRUST

May 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary ...................................................    2
Financial Highlights ..............................................    3
How Do the Funds Invest Their Assets? .............................    6
What Are the Risks of Investing in the Funds? .....................   11
Who Manages the Funds? ............................................   12
How Do the Funds Measure Performance? .............................   16
How Taxation Affects the Funds and Their Shareholders .............   16
How Is the Trust Organized? .......................................   20

ABOUT YOUR ACCOUNT

How Do I Buy Shares? ..............................................   20
May I Exchange Shares for Shares of Another Fund? .................   28
How Do I Sell Shares? .............................................   31
What Distributions Might I Receive From the Funds? ................   34
Transaction Procedures and Special Requirements ...................   36
Services to Help You Manage Your Account ..........................   40
What If I Have Questions About My Account? ........................   43

GLOSSARY

Useful Terms and Definitions ......................................   44



777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN



ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended December 31, 1997. Each fund's actual expenses may vary.

                                     INSURED FUND -  INSURED FUND -  INTERMEDIATE   MONEY
                                        CLASS I        CLASS II          FUND       FUND

A. SHAREHOLDER TRANSACTION EXPENSES+

   Maximum Sales Charge
   (as a percentage of Offering Price)    4.25%          1.99%          2.25%        None
   Paid at time of purchase               4.25%++        1.00%+++       2.25%++      None
   Paid at redemption++++                 None           0.99%          None         None

B.  ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                         0.54%          0.54%          0.63%*      0.62%*
  Rule 12b-1 Fees                         0.09%**        0.65%**        0.10%**     None
  Other Expenses                          0.08%          0.08%          0.09%       0.19%
  Total Fund Operating Expenses           0.71%          1.27%          0.82%*      0.81%*

C.    EXAMPLE

  Assume the annual return for each fund is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  Insured Fund - Class I           $49***    $64      $80      $127
  Insured Fund - Class II          $33       $50      $79      $162
  Intermediate Fund                $31***    $48      $67      $122
  Money Fund                       $ 8       $26      $45      $100

For the same Class II investment in the Insured Fund, you would pay projected expenses of $23 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each fund and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*For the period shown, the investment manager had agreed in advance to limit its management fees. With this reduction, management fees and total operating expenses were 0.26% and 0.45% for the Intermediate Fund, and 0.41% and 0.60% for the Money Fund.
**These fees may not exceed 0.10% for the Intermediate Fund and Class I shares of the Insured Fund. For Class II shares of the Insured Fund, these fees may not exceed 0.65%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the funds' independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.



                                                               Insured Fund Class I
                                   -----------------------------------------------------------------------------------------------
                                                              Year Ended December 31,
                                   -----------------------------------------------------------------------------------------------
                                      1997            1996       1995        1994         1993         1992        19911
                                   -----------------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year   $11.29         $11.41      $10.16      $11.68       $10.80       $10.46        $10.00
                                   -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income                  .58            .59         .59         .59          .60          .62           .25

 Net realized & unrealized
  gains (losses)                        .38           (.12)       1.25       (1.52)         .88          .37           .43
                                   -----------------------------------------------------------------------------------------
Total from investment operations        .96            .47        1.84        (.93)        1.48          .99           .68
                                   -----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income                 (.59)          (.59)       (.59)       (.59)        (.60)        (.65)         (.22)
                                   -----------------------------------------------------------------------------------------

Net asset value, end of year         $11.66         $11.29      $11.41      $10.16       $11.68       $10.80        $10.46
                                   =========================================================================================

Total return*                          8.77%          4.30%      18.46%      (8.19)%      13.79%        9.49%         6.75%

Ratios/supplemental data

Net assets, end of year (000's)      $260,990       $261,068    $256,171    $225,061    $263,647    $149,054     $37,904

Ratios to average net assets:

 Expenses                               .71%           .65%        .65%        .56%         .50%         .33%          .12%**

 Expenses excluding waiver
  and payments by affiliate             .71%           .70%        .73%        .71%         .65%         .74%          .84%**

 Net investment income                 5.09%          5.25%       5.38%       5.48%        5.28%        5.80%         5.69%**

Portfolio turnover rate               26.85%         15.09%      22.99%      25.66%        5.38%        3.39%        21.12%


                                                                        CLASS II

                                                                 YEAR ENDED DECEMBER 31,

                                                              1997        19963     19952,3

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year                            $11.37     $11.46    $10.85
                                                         --------------------------------

Income from investment operations:

 Net investment income                                           .52    .534          .36

 Net realized & unrealized gains (losses)                        .38    (.10)         .59
                                                         --------------------------------

Total from investment operations                                 .90     .43          .95
                                                         --------------------------------

Less distributions from:

 Net investment income                                          (.52)   (.52)        (.34)
                                                         ---------------------------------

Net asset value, end of year                                  $11.75     $11.37    $11.46
                                                         ================================

Total return*                                                   8.17%      3.87%     8.92%

Ratios/supplemental data

Net assets, end of year (000's)                            $5,601     $4,137      $696

Ratios to average net assets:

 Expenses                                                       1.27%      1.22%     1.23%**

 Expenses excluding waiver and payments by affiliate            1.27%      1.27%     1.30%**

 Net investment income                                          4.63%      4.69%     4.74%**

Portfolio turnover rate                                        26.85%     15.09%    22.99%


Intermediate Fund

                                                               YEAR ENDED DECEMBER 31,

                                           1997        1996       1995       1994         1993      19925
                                        -------------------------------------------------------------------

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year        $10.28     $10.40      $9.60      $10.68       $10.21      $10.00
                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income                       .54        .56        .55         .55          .48         .09

 Net realized & unrealized gains (losses)    .35       (.12)       .80       (1.10)         .54         .14
                                        --------------------------------------------------------------------
Total from investment operations             .89        .44       1.35        (.55)        1.02         .23
                                        --------------------------------------------------------------------
Less distributions from:
 Net investment income                      (.55)      (.56)      (.55)       (.53)        (.55)       (.02)
                                        ---------------------------------------------------------------------
Net asset value,  end of year             $10.62     $10.28     $10.40       $9.60       $10.68      $10.21
                                        ====================================================================
Total return*                               8.89%      4.38%     14.31%      (5.42)%      10.18%       2.25%

Ratios/supplemental data

Net assets, end of year (000's)            $58,916    $44,822   $43,229    $35,166      $31,162      $3,459

Ratios to average net assets:

 Expenses                                    .45%       .37%       .33%        .05%         -%           -%

 Expenses excluding waiver
  and payments by affiliate                  .82%       .83%       .83%        .80%         .73%       1.76%**

 Net investment income                      5.26%      5.47%      5.51%       5.57%        4.96%       4.41%**

Portfolio turnover rate                     6.87%     24.67%     24.68%     188.38%       30.95%      20.80%

Money Fund

                                                                YEAR ENDED DECEMBER 31,

                                         1997        1996     1995     1994     1993     1992    1991     1990     1989     19886
                                        -------------------------------------------------------------------------------------------

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year         1.00     $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00$     1.00
                                        -------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      .03       .03      .03      .02      .02     .02      .04      .05      .06       .04
                                        -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      .03)     (.03)    (.03)    (.02)    (.02)   (.02)    (.04)    (.05)    (.06)     (.04)
                                        -------------------------------------------------------------------------------------------
Net asset value, end of year               1.00     $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00     $1.00
                                        ===========================================================================================

Total return*                              3.01%     2.79%    3.11%    2.11%    1.67%   2.10%    3.63%    5.13%    5.75%     4.51%

Ratios/supplemental data

Net assets, end of year (000's)          $63,720    $59,178 $61,079  $64,835  $50,317  $54,122 $70,503  $92,277  $75,556  $53,877

Ratios to average net assets:

 Expenses                                  .60%       .60%     .60%     .60%     .63%    .65%     .69%     .59%     .57%      .46%

 Expenses excluding  waiver
  and payments by affiliate                .81%       .86%     .85%     .93%     .97%    .89%     .84%     .79%     .82%      .82%6

 Net investment income                    2.97%      2.75%    3.06%    2.12%    1.68%   2.12%    3.52%    5.02%    5.59%     4.46%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
1For the period May 1, 1991 (effective date) to December 31, 1991.
2For the period May 1, 1995 (effective date) to December 31, 1995.
3Ratio has been calculated using average daily net assets during the period. 4Ratio has been calculated using average daily outstanding shares during the period.
5For the period September 21, 1992 (effective date) to December 31, 1992. 6Restated for change in fiscal year from August 31 to December 31.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

NEW YORK INSURED TAX-FREE INCOME FUND

GOAL: High current tax-
free income for New York residents.

STRATEGY: Invests primarily in municipal securities covered by insurance guaranteeing the timely payment of principal and interest and whose interest is free from federal and New York personal income taxes.

NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

GOAL: High current tax-
free income for New York residents.

STRATEGY:  Invests in investment  grade municipal  securities  whose interest is
free  from  federal  and  New  York  personal   income  taxes  and  maintains  a
dollar-weighted average portfolio maturity of three to 10 years.

NEW YORK TAX-EXEMPT MONEY FUND

GOAL: High current tax-free income for New York residents while trying to keep a stable $1 share price.

STRATEGY:  Invests  in  high-quality,   short-term  municipal  securities  whose
interest is free from federal and New York personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

Advisers tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. Advisers considers a number of factors including general market and economic conditions, and the credit quality of the issuer. Advisers may also consider the cost of insurance when selecting securities for the Insured Fund.

To provide tax-free income to shareholders, Advisers typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. Advisers may sell a security at any time, however, when Advisers believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and New York personal income taxes. Each fund's level of risk and potential reward depends on the quality and maturity of its investments. The Money Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1. Unlike the Money Fund, the share price of the Insured and Intermediate Funds fluctuates. With their broader range of investments, the Insured and Intermediate Funds have the potential for higher yields, but also carry a higher degree of risk. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes and New York state and New York City personal income taxes as is consistent with prudent investment management, the preservation of shareholders' capital, and, in the case of the Money Fund, liquidity in its investments. This goal is fundamental, which means that it may not be changed without shareholder approval. The Money Fund also tries to maintain a stable Net Asset Value of $1 per share.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by New York state or its counties, municipalities, authorities, agencies, or other subdivisions ("New York municipal securities"), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from New York state and New York City personal income taxes for New York residents.

Each fund normally invests:

- at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

- at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York state and New York City, although each fund tries to invest all of its assets in these securities; and

- at least 65% of its total assets in New York municipal securities. While each fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

A bank, insurance company or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

- The Insured Fund invests at least 65% of its total assets in insured municipal securities. The fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or the fund's shares or distributions, and shares of the fund are not insured.

The Insured Fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-exempt securities, pending investment in longer-term municipal securities. The fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

- The Intermediate Fund only buys investment grade securities or unrated securities that Advisers believes are comparable.

- The Money Fund only buys securities that Advisers determines present minimal credit risks and that are rated in one of the top two ratings or that are comparable unrated securities in Advisers' opinion.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

- The Insured Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

- The Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio maturity of three to 10 years.

- The Money Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

- The Insured Fund may invest in top rated variable and floating rate securities.

- The Intermediate Fund may invest in investment grade variable and floating rate securities.

- The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the fund's goal of maintaining a stable share price.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

- Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than New York, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. During these times, the Money Fund may also invest in obligations of U.S. banks with more than $1 billion in assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. The funds, all of which are non-diversified, may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

- Each fund is a non-diversified fund that invests primarily in New York securities and may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. Although the funds are non-diversified, each fund intends to meet certain diversification requirements for tax purposes and, in the case of the Money Fund, federal securities law purposes.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in the funds involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund. The Money Fund, however, tries to maintain a stable share price of $1, although there is no assurance that the Money Fund will be able to do so.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price. The Money Fund's ability to keep a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

NEW YORK RISKS. Since the funds invest heavily in New York municipal securities, events in New York are likely to affect a fund's investments and its performance.
These events may include:

o economic or political policy changes;

o tax base erosion;

o state constitutional limits on tax increases;

o budget deficits and other financial difficulties; and

o changes in the ratings assigned to New York's municipal issuers.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York state and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time. For more specific information on New York's economy and financial strength, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with New York municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors the Insured Fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. As of March 19, 1998, Advisers is the investment manager of the Intermediate Fund. The terms and conditions of the management services Advisers provides are the same as those of the previous manager. Advisers is also the investment manager of the Insured and Money Funds. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $232 billion in assets, including $48 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny has been an analyst or portfolio manager of the Insured and Intermediate Funds since their inception and the Money Fund since 1987. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several municipal securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy has been an analyst or portfolio manager of the Money Fund since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Mark Orsi
Portfolio Manager of Advisers

Mr. Orsi has been an analyst or portfolio manager of the Insured and Intermediate Funds since their inception. He holds a Bachelor of Science degree in Finance from Santa Clara University. He joined the Franklin Templeton Group in 1990. He is a member of several securities industry-related committees and associations.

Stella Wong
Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager of the Intermediate Fund since its inception. Ms. Wong holds a Masters degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President of Advisers

Ms. Amoroso has been an analyst or portfolio manager of the Insured Fund since its inception. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Carrie Higgins
Portfolio Manager of Advisers

Ms. Higgins has been an analyst or portfolio manager of the Money Fund since 1992. Ms. Higgins holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended December 31, 1997, management fees paid to the investment manager and total operating expenses, as a percentage of average net assets, were as follows:

                                                    TOTAL
                                      MANAGEMENT  OPERATING
                                        FEES      EXPENSES

Insured Fund - Class I                  0.54%        0.71%
Insured Fund - Class II                 0.54%        1.27%
Intermediate Fund                       0.26%*       0.45%*
Money Fund                              0.41%*       0.60%*

*Management fees, before any advance waiver, totaled 0.63% for the Intermediate Fund and 0.62% for the Money Fund. Total operating expenses were 0.82% for the Intermediate Fund and 0.81% for the Money Fund. Under an agreement by the investment manager to limit its fees, the Intermediate and Money Funds paid the management fees and total operating expenses shown. The investment manager may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

The Intermediate Fund and each class of the Insured Fund have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Intermediate Fund under its plan may not exceed 0.10% per year of the fund's average daily net assets. Payments by the Insured Fund under its Class I plan also may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Insured Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The Insured Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?

From time to time, each fund advertises its performance. Commonly used measures of performance for the Insured and Intermediate Funds include total return, current yield and current distribution rate. These funds may also advertise their taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Commonly used measures of performance for the Money Fund include current and effective yield. The Money Fund may also advertise its taxable-equivalent yield and effective yield.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. When the yield is calculated assuming that income earned is reinvested, it is called an effective yield. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the fund. The taxable-equivalent yield, effective yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each fund will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how each fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES TO THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUNDS' INVESTMENTS. Each fund invests your money in the municipal and other securities described in the section "How Do the Funds Invest Their Assets?" Special tax rules may apply when determining the income and gains that each fund earns on its investments. These rules may, in turn, affect the amount of distributions that a fund pays to you. These special tax rules are discussed in the SAI.

TAXATION OF THE FUNDS. As a regulated investment company, each fund generally pays no federal income tax on the income and gains that it distributes to you.

HOW DO THE FUNDS EARN INCOME AND GAINS?

Each fund earns interest and other income (the fund's "income") on its investments. When a fund sells a security for a price that is higher than it paid, it has a gain. When a fund sells a security for a price that is lower than it paid, it has a loss. If a fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. Each fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions made to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from the regular federal income tax, are a preference item when determining your alternative minimum tax. The fund will send you a statement in January of the current year that reflects the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. Each fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of a fund's income and gains on its investments. The fund's interest income on municipal securities is paid to you as exempt-interest dividends. The fund's ordinary income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the funds for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be disallowed to the extent of any exempt-interest dividends paid on your shares. Any such loss not disallowed will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you buy other shares in the fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Franklin Templeton Fund is treated as a redemption of fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Please call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

NEW YORK STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of New York state, or its political subdivisions, will generally be exempt from New York state and New York City personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also be exempt from New York state and New York City personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment. Corporate taxpayers subject to the New York state franchise tax are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. The fund will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includible in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the IRS requires the fund to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. The fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the fund to begin backup withholding, it is required to do so even if you provided the fund with your TIN and these tax certifications, and backup withholding will remain in place until the fund is instructed by the IRS that it is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

Each fund is a non-diversified series of the Franklin New York Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in July 1986, and is registered with the SEC. The Insured Fund offers two classes of shares: Franklin New York Insured Tax-Free Income Fund - Class I and Franklin New York Insured Tax-Free Income Fund - Class II. All shares of the Insured Fund outstanding before the offering of Class II shares, and all shares of the Intermediate and Money Funds, are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

Shares of each class of the Insured Fund represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.   Read this prospectus carefully.


2. Determine how much you would like to invest. The funds' minimum investments are:

                                   INSURED   INTERMEDIATE    MONEY
                                     FUND*       FUND*       FUND*

   TO OPEN YOUR ACCOUNT:...........  $100        $100        $500
   TO ADD TO YOUR ACCOUNT:.........   $25         $25         $25

   *We reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. FOR THE INSURED FUND, PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.

METHOD      STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL        For an initial investment:

               Return the application to the fund with your check made payable to the fund. For an investment in the Money Fund you may also send a Federal Reserve draft or negotiable bank draft, but instruments drawn on other investment companies may not be accepted.

               For additional investments:

               Send a check made payable to the fund. Please include your account number on the check. If you are a Money Fund shareholder, you may also use the deposit slips included with your monthly statement or checkbook (if you have requested one).

--------------------------------------------------------------------------------
BY  WIRE    1. Call  Shareholder  Services  or, if that number is busy, call
               1-650/312-2000  collect, to receive a wire control number.
               You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

            2. For the Insured and Intermediate Funds, we will provide wire instructions when you call. If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Insured or Intermediate Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day. For the Money Fund, wire the funds to Bank of America, ABA routing number 121000358, for credit to Franklin New York Tax-Exempt Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

            3. For an  initial  investment  you must also  return  your  signed shareholder application to the fund.

--------------------------------------------------------------------------------
THROUGH
YOUR DEALER Call your investment representative
--------------------------------------------------------------------------------

You may buy shares of the Money Fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the fund or any bank.

If the Money Fund receives your order in proper form before 3:00 p.m. Pacific time, we will credit the purchase to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Money Fund generally cannot invest money received from you until it is converted into and is available to the fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the fund on arbitrage rebate calculations.

CHOOSING A SHARE CLASS - INSURED FUND ONLY

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I

o Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o    Lower annual expenses than Class II shares

CLASS II

o    Lower front-end sales charges than Class I shares

o    Contingent Deferred Sales Charge on purchases sold within 18 months

o    Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. THEREFORE, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

INSURED AND INTERMEDIATE FUNDS

The rest of the "How Do I Buy Shares?" section of this prospectus only applies to the Insured and Intermediate Funds.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                              TOTAL SALES CHARGE     AMOUNT PAID TO
                              AS A PERCENTAGE OF      DEALER AS A
AMOUNT OF PURCHASE            OFFERING   NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE               PRICE     INVESTED    OFFERING PRICE

Insured Fund - Class I
Under $100,000                      4.25%   4.44%       4.00%
$100,000 but less than $250,000     3.50%   3.63%       3.25%
$250,000 but less than $500,000     2.75%   2.83%       2.50%
$500,000 but less than $1,000,000   2.15%   2.20%       2.00%
$1,000,000 or more*                 None    None        None

Insured Fund - Class II
Under $1,000,000*                   1.00%   1.01%       1.00%

Intermediate Fund
Under $100,000                      2.25%   2.30%       2.00%
$100,000 but less than $250,000     1.75%   1.78%       1.50%
$250,000 but less than $500,000     1.25%   1.26%       1.00%
$500,000 but less than $1,000,000   1.00%   1.01%       0.85%
$1,000,000 or more*                 None    None        None

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class Insured Fund Only."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

   If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain  distributions  from a real estate  investment trust
   (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs 4. Registered Securities Dealers and their affiliates, for their investment accounts only

5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

8. Accounts managed by the Franklin Templeton Group

9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.  Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD            STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL          1. Send us signed written instructions

                 2. Include any outstanding share certificates for the shares you want to exchange

--------------------------------------------------------------------------------
BY PHONE         Call Shareholder Services or TeleFACTS(R)

                 - If you do not want the ability to exchange by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH
YOUR DEALER      Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

If you are exchanging shares of the Money Fund, you will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Money Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.

For the Insured and Intermediate Funds, you generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements." o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the funds at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the funds at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY CHECK-     (Only available if there are no outstanding share
MONEY FUND    certificates for your account)
ONLY
            1. You may request redemption drafts (checks) free of charge on the shareholder application or by calling TeleFACTS(R).

            2. You may make checks payable to any person and in any amount of $100 or more. You will continue to earn daily income dividends until the check has cleared. Please see "More Information About Selling Your Shares By Check" below.

--------------------------------------------------------------------------------
BY MAIL     1.  Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                o The name, address and telephone number of the bank where you want the proceeds sent

                o  Your bank account number

                o  The Federal Reserve ABA routing number

                o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

               If you are a Money Fund shareholder, you may also request to have your Money Fund redemption proceeds wired to a bank account by completing the "Wire Redemption Privilege" section of the Money Fund shareholder application and sending it to us.

            2. Include any outstanding share certificates for the shares you are selling

            3. Provide a signature guarantee if required

            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. If you are a Money Fund shareholder, you may also sign up by completing the "Wire Redemption Privilege" section of the Money Fund shareholder application and sending it to us.

            Telephone requests will be accepted:

           o   If the  request is $50,000 or less.  Institutional  accounts  may
               exceed   $50,000  by  completing  a  separate   agreement.   Call
               Institutional Services to receive a copy.

           o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

           o Unless the address on your account was changed by phone within the last 15 days

           - If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH
YOUR DEALER  Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time for the Insured and Intermediate Funds or before 3:00 p.m. Pacific time for the Money Fund, your wire payment will be sent the next business day. For requests received in proper form after these deadlines, the payment will be sent the second business day. You may also have Money Fund redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time. By offering these services to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK - MONEY FUND ONLY

If you want the convenience of check access to your Money Fund account, order your checks from the Money Fund, free of charge, as described above. For security reasons and reasons related to check processing systems that require checks to be a certain size and printed with specific encoding formats, the Money Fund can only accept checks ordered from the Money Fund. The Money Fund cannot be responsible for any check not ordered from the Money Fund that is returned unpaid to a payee.

The checks are drawn through Bank of America NT & SA (the "Bank"). The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Money Fund account into a certified or cashier's check by presenting it at the Bank. Because the Money Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

CONTINGENT DEFERRED SALES CHARGE

Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Money Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Money Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Money Fund does not count towards the completion of any Contingency Period.

For purchases of the Intermediate Fund and Class I shares of the Insured Fund, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Redemptions by a fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

MONEY FUND

The fund declares dividends each day that its Net Asset Value is calculated and pays them to shareholders of record as of the close of business the day before. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments may vary from day to day and may be omitted on some days, depending on changes in the fund's net investment income. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY AMOUNT OF DIVIDENDS OR RETURN ON AN INVESTMENT IN ITS SHARES.

DIVIDEND OPTIONS. Dividends will automatically be reinvested each day in the form of additional shares of the fund at the Net Asset Value per share at the close of business. If you complete the "Special Payment Instructions for Dividends" section of the shareholder application included with this prospectus, you may direct your dividends to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent
Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

You may also choose to receive dividends in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers
- Class I Only" under "Services to Help You Manage Your Account." If you choose one of these options, the dividends reinvested and credited to your account during the month will be redeemed as of the close of business on the last business day of the month and paid as directed on the shareholder application. You may change your dividend option at any time by notifying us by mail or phone. Please allow at least seven days for us to process the new option.

INSURED AND INTERMEDIATE FUNDS

These funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed twice a year, usually once in December and once after the end of the fund's fiscal year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before a fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS. You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. For the Insured and Intermediate Funds, we determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. For the Money Fund, we determine the Net Asset Value per share at 3:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

To calculate Net Asset Value per share of each fund, the assets of each fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the fund outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

For the Insured Fund, the Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

CORPORATION      Corporate Resolution

--------------------------------------------------------------------------------
PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement

--------------------------------------------------------------------------------
TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50 in the Insured or Intermediate Fund or $250 in the Money Fund. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to the required minimum investment amount for the fund.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Insured and Intermediate Funds' shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to a fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan in the Insured or Intermediate Fund, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. If you would like to establish a systematic withdrawal plan in the Money Fund, call Shareholder Services. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by a fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of a fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements, money fund checks, and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                  CODE
 FUND                            NUMBER
-----------------------------------------
Insured Fund - Class I             181
Insured Fund - Class II            281
Intermediate Fund                  153
Money Fund                         131

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the Money Fund. Please see the SAI for more information.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                          HOURS OF OPERATION
                                         (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.   (MONDAY THROUGH FRIDAY)

Shareholder Services     1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020   5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563   6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637   5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money Funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Insured Fund is 4.25% for Class I and 1% for Class II. The maximum front-end sales charge for the Intermediate Fund is 2.25%. There is no front-end sales charge for the Money Fund.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN NEW YORK
TAX-FREE TRUST
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How Do the Funds Invest Their Assets? ............................     2

What Are the Risks
  of Investing in the Funds? .....................................     8

Investment Restrictions ..........................................    11

Officers and Trustees ............................................    12

Investment Management
 and Other Services ..............................................    15

How Do the Funds Buy
 Securities for Their Portfolios? ................................    17

How Do I Buy, Sell
  and Exchange Shares? ...........................................    18

How Are Fund Shares Valued? ......................................    21

Additional Information on
 Distributions and Taxes .........................................    22

The Funds' Underwriter ...........................................    25

How Do the Funds
  Measure Performance? ...........................................    28

Miscellaneous Information ........................................    31

Financial Statements .............................................    33

Useful Terms and Definitions .....................................    33

Appendix  ........................................................    34

Description of Ratings ...........................................    34


When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Each fund is a non-diversified series of Franklin New York Tax-Free Trust (the "Trust"), an open-end management investment company.

The Prospectus, dated May 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes and New York state and New York City personal income taxes as is consistent with prudent investment management, the preservation of shareholders' capital, and, in the case of the Money Fund, liquidity in its investments. This goal is fundamental, which means that it may not be changed without shareholder approval. The Money Fund also tries to maintain a stable Net Asset Value of $1 per share.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued. As described in the Prospectus, the quality and maturity of the municipal securities each fund buys may differ significantly.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE bonds are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF DECEMBER 31, 1997
 (as a percentage of net assets)
---------------------------------------
Insured Fund                     0.75%
Intermediate Fund               26.74%
Money Fund                       3.97%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

Notwithstanding the call feature, an investment in callable bonds by the Intermediate Fund is subject to its policy of maintaining a dollar-weighted average portfolio maturity of three to 10 years.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. The INSURED FUND and the INTERMEDIATE FUND may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The INSURED FUND and the INTERMEDIATE FUND may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

REPURCHASE AGREEMENTS. The Money Fund may invest in repurchase agreements. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the Board holds the securities subject to resale for the fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may lose money. The fund may also experience a delay in the liquidation of the securities underlying the repurchase agreement and may incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

The Money Fund may invest in repurchase agreements with a term of one year or less, and usually invests in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements and other illiquid securities.

DIVERSIFICATION. Each fund is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised. The Money Fund must also meet certain diversification requirements under federal securities laws that are more restrictive than those required for tax purposes.

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

As discussed in the Prospectus, each fund has different limitations on the quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances. In the case of the MONEY FUND, however, the fund and its Board must follow guidelines under federal securities laws and act accordingly if the rating on a security in the fund's portfolio is downgraded. These procedures only apply to changes between the "major" rating categories, and not to changes in a security's relative standing within a rating category.

INSURANCE. The INSURED FUND invests primarily in insured municipal securities. Each insured municipal security in the Insured Fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature insures the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Insured Fund's shares, or (iii) the Insured Fund's dividend distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. The Insured Fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. Advisers will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, Advisers would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, the fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons the fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

The fund is likely to buy a Secondary Insurance Policy if, in Advisers' opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

The fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if Advisers believes such insurance would best serve the fund's interests in meeting its investment goals.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers, which allows Advisers to diversify among credit enhancements. The Insured Fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the fund nor Advisers makes any representations as to the ability of any insurance company to meet its obligation to the fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the fund's portfolio on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (the "Trustee") the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the Insured Fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Insured Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.

The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

NEW YORK RISKS. Since the funds mainly invest in New York municipal securities, their performance is closely tied to the ability of issuers of New York municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within New York. Below is a discussion of certain conditions that may affect New York issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of New York municipal securities to meet their debt obligations or the economic or political conditions within New York. The information below, including the table of New York economic data, is based on December 1997 publications by Fitch and S&P, two historically reliable sources, but the fund has not independently verified it.

NEW YORK STATE. The ability of New York issuers to continue to make principal and interest payments is dependent in large part on the ability of the state to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect the state's spending including current debt levels, and the existence of accumulated budget deficits. The following table provides some information on these and other factors.

NEW YORK ECONOMIC DATA
--------------------------------------------------------------------------------

POPULATION       o 18.2 million in 1996 (third most in U.S.)

                 o Less than 1% growth rate (1990-1995)

                 o Population growth has been slower than the national average for decades

EMPLOYMENT       o Growth rate estimated at 1.4% for 1997 and 1.0% for 1998

                 o 6.2% unemployment rate in 1996 (v. 4.9% nationally)

                 o Much of the state's  growth has been in the services  sector, which recently accounted for one-third of the state's total employment. In recent years, the strong performance of the financial sector has been especially important to the state, accounting for 9.1% of employment but 17% of state income. Manufacturing employment has steadily declined, down 5% since 1988. Overall, employment growth has lagged the national average.

PERSONAL INCOME  o Personal  income growth has lagged the national rate over the past decade, with most of the growth coming from the financial sector.

                 o $29,181 per capita in 1996 or 119% of the U.S. average,
                   ranking New York fourth

DEBT LEVEL       o Moderate,  although above average. General obligation
                   debt levels have been stable, while appropriation-backed debt has increased over 200%.

                 o As of 1997,  the  state's  debt was $33  billion,  or roughly
                   $1,800 per capita, 6.1% of personal income, and 6.6% of general fund operating expenditures

FINANCES         o Fiscal  1997 ended with a $1.9  billion  surplus (on a GAAP basis) and reduced the accumulated deficit to about $1 billion

                 o The estimated fiscal 1998 budget reflects spending  increases of more than 5%, with increased spending for education, at the same time the state has proposed to significantly reduce taxes.

                 o If the state's economic  performance lags, the state may face pressures as its proposed 20% tax cut is phased in, along with major education enhancements.

Overall, in recent years New York's budget controls have improved. The state's relatively diverse economy has also improved, fueled by growth in financial services and a sizable reliance on the securities industry. The overall high cost of living and doing business in the state, however, has been a limiting factor in the state's economic growth. In an effort to retain and attract business to the state, the state's governor and legislature implemented the multiyear tax reduction plan referred to in the table above.

The state has either guaranteed or supported, through lease-purchase arrangements or other contractual or moral obligations, a substantial principal amount of securities issued by various state agencies and authorities. Moral obligations do not impose immediate financial obligations on the state and require appropriations by the legislature before any payments can be made. If the state fails to appropriate necessary amounts or to take other action to allow authorities and agencies to meet their obligations, the authorities and agencies could default on their debt obligations. If a default occurs, it would likely have a significant adverse impact on the market price of the obligations of both the state and its various authorities and agencies.

To the extent state agencies and local governments require state assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of state and agency obligations, but could also adversely affect the marketability of New York municipal securities.

In addition, if constitutional challenges to state laws or other court actions are brought against the state or its agencies and municipalities relating to financing, or the amount and use of taxes, these actions could adversely affect the ability of the state and its political subdivisions to meet their debt obligations, and may require extraordinary appropriations, expenditure reductions, or both.

NEW YORK CITY. In 1975, New York City suffered several financial crises. In that year, the city lost access to public credit markets and was not able to sell short-term notes until 1979 or long-term notes until 1981. In an effort to help the city out of its financial difficulties, the state legislature created the Municipal Assistance Corporation ("MAC"). MAC has the authority to issue bonds and notes and to pay or lend the proceeds to New York City, as well as to exchange its obligations for city obligations. MAC bonds are payable out of certain state sales and use taxes imposed by the city, state stock transfer taxes and per capita state aid to the city. The state is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes or to continue appropriating per capita state aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either New York City or New York state.

From 1975 until June 30, 1986, the city's financial condition was subject to oversight and review by the New York State Financial Control Board (the "FCB"). To be eligible for guarantees and assistance, the city was required to submit to the FCB, at least 50 days before the beginning of each fiscal year, a financial plan for the city and certain agencies covering the four-year period beginning with the upcoming fiscal year. The four-year financial plans had to show a balanced budget determined in accordance with generally accepted accounting principles. On June 30, 1986, some of the FCB's powers were suspended because the city had satisfied certain statutory conditions. The powers suspended included the FCB's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plans. The city, however, is still required to develop four-year financial plans each year and the FCB continues to have certain review powers. The FCB must reimpose its full powers if there is the occurrence or a substantial likelihood and imminence of the occurrence of any one of certain events including the existence of an operating deficit greater than $100 million, or failure by the city to pay principal of or interest on any of its notes or bonds when due or payable.

In recent years, the city's overall debt burden has been high and approaching constitutional general obligation debt limits. At the same time, the city recently adopted a 10-year, $45 billion capital plan to maintain its essential infrastructure. To help finance the capital plan and allow the city to operate under its constitutional debt limit, the state's legislature created the New York City Transitional Finance Authority in March 1997, which is authorized to issue additional debt for the city's use. This debt will be backed primarily by city personal income taxes. Going forward, the city will need to somehow balance the maintenance of its infrastructure with its growing debt burden.

On the positive side, the city ended fiscal 1997 with a record $1.3 billion surplus. The city's financial performance has been due in large part to the strong performance of the securities industry, which may or may not continue, as well as strong growth in tourism. While income levels are above the national average, employment growth in New York City is expected to lag behind that of the nation.

Both Fitch and S&P believe that fiscal 1998 will also be a solid year for the city. After the first quarter of fiscal 1998, revenues were exceeding expectations. Budget gaps are expected in future years, however, and the city will face some significant challenges due to scheduled labor cost increases in the year 2000 and the city's already high and increasing debt service.

GENERAL. Both the state and city face potential economic problems that could affect their ability to meet their financial obligations. For decades the state economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthiest states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the state's control.

U.S. TERRITORIES RISKS. Since each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with New York, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the fund's may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on publications by Moody's, S&P, and other historically reliable sources, between October 1997 and January 1998, but it has not been independently verified by the funds.

GUAM. Guam's economy is heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It is especially dependent on Japanese tourism, which makes Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid 1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P consider Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.

INVESTMENT RESTRICTIONS

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of debt securities which are customarily purchased by institutional investors, including the municipal securities described above, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the fund may purchase, hold, and dispose of puts on municipal securities in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, except that the Intermediate Fund may invest in shares of one or more money market funds managed by Advisers, to the extent permitted by exemptions granted under the 1940 Act, and except to the extent the Insured Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Insured Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 10% of its assets in securities, in the case of the Money Fund, with legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                              Positions and Offices   Principal Occupation
Name, Age and Address         with the Trust          During the Past Five Years

 Frank H. Abbott, III (77)    Trustee
 1045 Sansome Street
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and formerly Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

 Harris J. Ashton (65)   Trustee
 191 Clapboard Ridge Road
 Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and formerly
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

 Robert F. Carlson (70)       Trustee
 2120 Lambeth Way
 Carmichael, CA 95608

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); former member and past Chairman of the Board, Sutter Community Hospitals, Sacramento, CA; former member, Corporate Board, Blue Shield of California; former Chief Counsel, California Department of Transportation; trustee of nine of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (65)           Trustee
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and formerly Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)  President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W.T. LaHaye (69)       Trustee
 20833 Stevens Creek Blvd., Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

*William J. Lippman (73)      Trustee
 One Parker Plaza, 16th Floor
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (69)       Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockheed Martin Corporation and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (53)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (37)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Thomas J. Kenny (35)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (59)        Treasurer
 777 Mariners Island Blvd     and Principal
 San Mateo, CA 94404          Accounting
                              Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

 Edward V. McVey (60)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

 Richard C. Stoker (60)       Vice President
 11615 Spring Ridge Rd.
 Potomac, MD 20854

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $50 per month plus $50 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                              TOTAL FEES       NUMBER OF BOARDS
                                             RECEIVED FROM     IN THE FRANKLIN
                               TOTAL FEES    THE FRANKLIN      TEMPLETON GROUP
                              RECEIVED FROM   TEMPLETON       OF FUNDS ON WHICH
NAME                           THE TRUST*** GROUP OF FUNDS***   EACH SERVES****
--------------------------------------------------------------------------------
Frank H. Abbott, III..........   $1,150        $165,937            28
Harris J. Ashton..............   $1,150        $344,642            50
Robert F. Carlson*............      N/A        $ 17,680             9
S. Joseph Fortunato...........   $1,150        $361,562            52
David W. Garbellano**.........   $  700        $ 91,317           N/A
Frank W.T. LaHaye.............   $1,100        $141,433            28
Gordon S. Macklin.............   $1,150        $337,292            50

*Mr. Carlson was appointed to the Board on January 15, 1998.
**Deceased, September 27, 1997.
***For the year ended December 31, 1997.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members did not own of record or beneficially any shares of the funds. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT  MANAGER AND SERVICES  PROVIDED.  Each fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of each fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of each fund. Similarly, with respect to each fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

MANAGEMENT FEES. Under their management agreements, the Intermediate and Insured Funds each pay Advisers a management fee equal to a monthly rate of 5/96 of 1%
(approximately 5/8 of 1% per year) of the value of net assets up to and including $100 million; and 1/24 of 1% (approximately 1/2 of 1% per year) of the value of net assets over $100 million and not over $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of the value of net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class of the Insured Fund pays its proportionate share of the management fee.

Under its management agreement, the Money Fund pays Advisers a management fee equal to a daily rate of 1/584 of 1% of the value of net assets up to and including $100 million; and 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and 1/811 of 1% of the value of net assets in excess of $250 million. The fee is payable at the request of Advisers.

For the periods shown, the investment manager had agreed in advance to waive all or a portion of its management fees and to make certain payments to reduce expenses. The table below shows the management fees before any advance waiver and the management fees paid by the fund for the fiscal years ended December 31, 1997, 1996 and 1995.

                                         MANAGEMENT FEES BEFORE  MANAGEMENT
                                             ADVANCE WAIVER      FEES PAID
        --------------------------------------------------------------------
        1997
        Insured Fund .....................    $1,433,123       $1,433,123
        Intermediate Fund ................       317,251          132,873
        Money Fund .......................       389,114          261,796

        1996
        Insured Fund .....................    $1,414,871       $1,283,052
        Intermediate Fund ................       278,912           76,133
        Money Fund .......................       387,116          225,867

        1995
        Insured Fund .....................    $1,347,087       $1,185,090
        Intermediate Fund ................       247,415           51,949
        Money Fund .......................       385,243          227,525

MANAGEMENT AGREEMENTS. The management agreements for the Insured and Intermediate Funds are in effect until March 31, 1999. The management agreement for the Money Fund is in effect until February 28, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers for the Insured and Intermediate Funds and on 60 days' written notice to Advisers for the Money Fund, or by Advisers on 30 days' written notice to the Insured and Intermediate Funds, and on 60 days' written notice to the Money Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended December 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended December 31, 1997, 1996 and 1995, the funds paid no brokerage commissions.

As of December 31, 1997, the funds did not own securities of their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge on shares of the Insured and Intermediate Funds. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

All purchases of Money Fund shares will be credited to you, in full and fractional shares of the fund (rounded to the nearest 1/1000 of a share), in an account maintained for you by the fund's transfer agent. No share certificates will be issued for fractional shares of the Money Fund at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods. The offering of shares of the Money Fund may be suspended at any time and resumed at any time thereafter.

Under agreements with certain banks in Taiwan, Republic of China, shares of the Insured and Intermediate Funds are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate Fund and Class I shares of the Insured Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                 SALES
SIZE OF PURCHASE - U.S. DOLLARS  CHARGE
-----------------------------------------
Under $30,000..................    3%
$30,000 but less than $100,000.    2%
$100,000 but less than $400,000    1%
$400,000 or more ..............    0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class I shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy shares of the Intermediate Fund or Class I shares of the Insured Fund, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the general policy of the Insured and Intermediate Funds to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell shares of the Money Fund must be drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin accruing until the proceeds are collected, which may take a long period of time.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

SPECIAL SERVICES - MONEY FUND. Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your account, such as processing a large number of checks each month. Fees for special services will not increase the expenses borne by the fund.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the fund are applicable to each sub-account. The fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of the Intermediate Fund and each class of the Insured Fund as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. We calculate the Net Asset Value of the Money Fund as of 3:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

THE INSURED AND INTERMEDIATE FUNDS. For the purpose of determining the aggregate net assets of these funds, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each fund is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, these funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

THE MONEY FUND. The valuation of the fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing only market values, and existing investors in the fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The fund's use of amortized cost, which helps the fund maintain its Net Asset Value per share of $1, is permitted by a rule adopted by the SEC. Under this rule, the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The fund must also invest only in those U.S. dollar-denominated securities that the Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized rating services, or if unrated are deemed comparable in quality, or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the fund's Net Asset Value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. If the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a Net Asset Value per share by using available market quotations.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York and its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from New York state and New York City personal income taxes. New York state and New York City generally do not grant tax-free treatment to interest on state and municipal obligations of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o A fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o A fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o A fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended December 31, 1997, 1996 and 1995.

                                                              AMOUNT
                                                            RECEIVED IN
                                                            CONNECTION
                                  TOTAL        AMOUNT          WITH
                                COMMISSIONS   RETAINED BY  REDEMPTIONS OR
                                 RECEIVED    DISTRIBUTORS   REPURCHASES
-------------------------------------------------------------------------
    1997
    Insured Fund                   $575,735    $36,079      $ 6,625
    Intermediate Fund               163,157     21,084            0
    Money Fund                            0          0            0

    1996
    Insured Fund                   $875,662   $ 54,350      $ 1,590
    Intermediate Fund               160,045     20,496            0
    Money Fund                            0         0             0

    1995
    Insured Fund                   $871,088   $ 55,389      $    10
    Intermediate Fund               137,315     18,658            0
    Money Fund                            0          0            0

Distributors may be entitled to reimbursement under the Rule 12b-1 plans for the Intermediate Fund and each class of the Insured Fund, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS - INSURED AND INTERMEDIATE FUNDS

The Intermediate Fund and each class of the Insured Fund have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

Under the plans for the Intermediate Fund and Class I shares of the Insured Fund, the fund may pay up to a maximum of 0.10% per year of the fund's or class' average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of shares of the Intermediate Fund or Class I shares of the Insured Fund.

In implementing the Class I plan for the Insured Fund, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

For the Insured Fund's Class I plan, the fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The plans for the Intermediate Fund and Class I shares of the Insured Fund do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

Under the Insured Fund's Class II plan, the fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The plan for the Intermediate Fund may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1997, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                                    DISTRIBUTORS' AMOUNT
                                                      ELIGIBLE   PAID BY
                                                      EXPENSES    FUND
     -------------------------------------------------------------------------
        Insured Fund - Class I                       $240,079   $222,985
        Insured Fund - Class II                        40,448     28,935
        Intermediate Fund                              86,885     47,770

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for the indicated periods ended December 31, 1997, was as follows:

                                            INCEPTION   ONE-   FIVE-   FROM
                                              DATE      YEAR   YEAR    INCEPTION
     ---------------------------------------------------------------------------
      Insured Fund - Class I .............. 05/01/91    4.16%   6.15%  7.09%
      Insured Fund - Class II ............. 05/01/95    6.15%   n/a    7.41%
      Intermediate Fund ................... 09/23/92    6.41%   5.79%  5.91%

These figures were calculated according to the SEC formula:

                    n
              P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for the indicated periods ended December 31, 1997, was as follows:

                                            INCEPTION  ONE-   FIVE-  FROM
                                            DATE       YEAR   YEAR   INCEPTION
     -------------------------------------------------------------------------
      Insured Fund - Class I .............. 05/01/91   4.16%  34.78%  57.88%
      Insured Fund - Class II ............. 05/01/95   6.15%  n/a     21.02%
      Intermediate Fund ................... 09/23/92   6.41%  32.49%  35.33%

YIELD

CURRENT YIELD. Current yield shows the income per share earned by a fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended December 31, 1997, was 4.31%, 4.11% and 3.70%, respectively.

These figures were obtained using the following SEC formula:

                           6
       Yield = 2 [(a-b + 1)  - 1]
                   ---
                   cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled  to receive dividends
d = the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The funds may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended December 31, 1997, was 7.95%, 7.58% and 6.83%, respectively.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended December 31, 1997, was 5.08%, 4.83% and 4.40%, respectively.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the fund. The taxable-equivalent distribution rate for the Intermediate Fund and Class I and Class II of the Insured Fund for the 30-day period ended December 31, 1997, was 9.37%, 8.91% and 8.12%, respectively.

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

MONEY FUND

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The fund's current yield for the seven day period ended December 31, 1997, was 3.30%.

EFFECTIVE YIELD. The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The fund's effective yield for the seven day period ended December 31, 1997, was 3.36%.

This figure was obtained using the following SEC formula:

Effective Yield = [(Base Period Return + 1)365/7]-1

TAXABLE-EQUIVALENT YIELDS. The Money Fund may also quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the fund's yield. These yields are computed by dividing the portion of the fund's yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the Money Fund's yield that is not tax-exempt, if any. The fund's taxable-equivalent yield based on the fund's current yield for the seven day period ended December 31, 1997, was 6.09%. The fund's taxable-equivalent effective yield based on the fund's effective yield for the seven day period ended December 31, 1997, was 6.20%.

ALL FUNDS

The combined federal, state and city income tax rate upon which the taxable-equivalent yield quotations were based was 45.8%. As of January 1, 1998, this rate is 46.4%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by a fund will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.

COMPARISONS

To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Merrill Lynch New York Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the New York municipal market.

b) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

c) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

e) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

g) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

i) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

j) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

k) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

l) IBC Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

m) Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

n) Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

o) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

p) Standard & Poor's(R) Bond Indices - measure yield and price of corporate, municipal, and government bonds.

q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $232 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II". The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate and Money Funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 2.25% for the Intermediate Fund, 4.25% for the Insured Fund - Class I and 1% for the Insured Fund - Class II. There is no front-end sales charge for the Money Fund.

PROSPECTUS - The prospectus for the funds dated May 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.